The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 CLASS I SHARES

                               BISHOP STREET FUNDS

                                   PROSPECTUS

                                  [MAY 1], 2006

                           LARGE CAP CORE EQUITY FUND

                               INVESTMENT ADVISER:
                        BISHOP STREET CAPITAL MANAGEMENT

                                  SUB-ADVISER:
                           LOTSOFF CAPITAL MANAGEMENT

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]

                              [BISHOP STREET FUNDS]
                        [YOUR AVENUE TO SOUND INVESTMENT]

                              ABOUT THIS PROSPECTUS

Bishop Street Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Bishop Street Large Cap Core Equity Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the next column, there is some general information you should know about risk and return.

If you would like more detailed information about the Fund, please see:

                                                                                       PAGE
LARGE CAP CORE EQUITY FUND.........................................................    XXX
MORE INFORMATION ABOUT RISK........................................................    XXX
MORE INFORMATION ABOUT FUND INVESTMENTS............................................    XXX
INVESTMENT ADVISER AND SUB-ADVISER.................................................    XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES.....................................    XXX
OTHER POLICIES.....................................................................    XXX
DIVIDENDS AND DISTRIBUTIONS........................................................    XXX
TAXES..............................................................................    XXX
APPENDIX-ADDITIONAL INFORMATION REGARDING
LOTSOFF CAPITAL MANAGEMENT.........................................................    XXX
HOW TO OBTAIN MORE  INFORMATION ABOUT
BISHOP STREET FUNDS ...............................................................    Back Cover

RISK/RETURN INFORMATION

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how well an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

BISHOP STREET LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation

INVESTMENT FOCUS                        Large-cap equity securities

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Investing in a diversified portfolio of large-cap
                                        equity securities

INVESTOR PROFILE                        Investors seeking long-term capital appreciation,
                                        who are willing to accept the risk of share price
                                        volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks, designed to mimic the overall equity market's industry weightings. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY

The Large Cap Core Equity Fund primarily invests (at least 80% of its net assets) in common stocks and other equity securities of U.S. issuers with market capitalizations in excess of $5 billion. The Sub-Adviser invests in securities it believes have potential for capital appreciation. The Fund seeks to be diversified across issuers and major economic sectors. In making a determination to buy, sell or hold a security, the portfolio management team gives special consideration to the relationship of the security to the risk/reward measurement of the entire portfolio. The Sub-Adviser uses quantitative models and fundamental analysis to look for large cap companies that appear to have the potential for more rapid price appreciation than other large cap securities and the overall stock market in general. The Sub-Adviser will generally sell a portfolio security when the Adviser believes (i) the security has achieved its value potential, (ii) changing fundamentals signal a deteriorating value potential, or (iii) other large cap securities have a better performance potential.

The Fund's investment approach, with its emphasis on common stocks and other equity securities, seeks to provide returns consistent with the performance of the U.S. stock market as generally measured by broad U.S. stock market indices such as the S&P 500 Index. The Sub-Adviser employs a core equity investment style with a value bias.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, large-cap equity securities, may underperform other market segments.

PERFORMANCE INFORMATION

As of the date of this prospectus, the Fund does not have a full calendar year of performance and, therefore, performance results have not been provided.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                 None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)*                   None
Exchange Fee                                                                          None

*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                        0.74%
Other Expenses                                        [0.55%*]
                                                      -----
Total Annual Fund Operating Expenses                  [1.29%**]

* Other expenses are estimated as the Fund has not yet commenced operations. Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses are expected to be less than the amount shown above because the Adviser, Administrator and Distributor agreed to voluntarily waive a portion of their fees in order to keep total annual fund operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares are expected to be as follows:

Large Cap Core Equity Fund              [1.05%]

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:

1 YEAR                      3 YEARS
  $XX                         $XX

MORE INFORMATION ABOUT RISK

MANAGEMENT RISK - The risk that a strategy used by the Fund's management may fail to produce the intended result.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in short-term obligations, cash or cash equivalents. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information. The portfolio holdings are disclosed in the Quarterly Holdings Report, which is available on the Fund's website at www.bishopstreetfunds.com.

INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

The Investment Adviser (Adviser) makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Adviser oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives (described below).

The Board of Trustees of Bishop Street Funds supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

Bishop Street Capital Management, a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank, serves as Adviser to the Fund. Before February 22, 2000, First Hawaiian Bank served as Adviser to the Fund. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. As of December 31, 2005, Bishop Street Capital Management had approximately $ 2.8 billion in assets under management. The Fund has not completed a full fiscal year. For its advisory services, the Fund pays the Adviser an annual fee of 0.74% of the Fund's average net assets.

INVESTMENT SUB-ADVISER

Lotsoff Capital Management (Lotsoff) serves as the Fund's Sub-Adviser and manages the Fund's assets on a day-to-day basis. Lotsoff, an Illinois general partnership, was organized in 1981. Lotsoff is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 and provides investment management services for retirement plans, financial intermediaries, foundations, corporations, fund of funds, and high net worth individuals and families. As of December 31, 2005, Lotsoff had approximately $5.5 billion in assets under management. Please see the appendix to this prospectus for additional information regarding Lotsoff and its investment process.

PORTFOLIO MANAGERS

Joseph N. Pappo and Donald W. Reid, Ph.D., both of Lotsoff, serve as co-portfolio managers of the Fund. Mr. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Mr. Reid, Senior Portfolio Manager and Director of Research, joined Lotsoff in 1997. Prior to 1997, they managed over $1 billion in both small and large cap active equity strategies at Weiss, Peck and Greer. They have been together as a team for 19 years and have been the portfolio managers for Lotsoff's large cap strategy since its inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the Statement of Additional Information.

ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. The Adviser and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services. These services may include the following:

SHAREHOLDER SERVICING

The Fund has adopted a Shareholder Servicing Plan that allows the Fund to pay shareholder servicing fees of up to 0.25% of the Fund's average daily net assets for the servicing of its shares and for services provided to shareholders. The Adviser or any of its affiliates providing brokerage or investment-related services may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

-     Mail;

-     Telephone;

-     Wire; or

-     Direct Deposit.

To purchase shares directly from the Fund, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars, drawn on U.S. financial institutions and made payable on its face to the Fund. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

The price per share (the offering price) will be the net asset value (NAV) per share next determined after the Fund receives your purchase order. The Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, the Fund is deemed to have received your order upon receipt of your order and proper payment.

The Fund's NAV is calculated once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order in proper form by 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolios at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

FAIR VALUE PRICING

The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS

You may open an account with a $1,000 minimum initial investment ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP).

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing and must include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in the Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (subject to a $15 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries who have arranged to purchase shares through the AIP) because of redemptions you may be required to sell your shares.

But we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares for Class I Shares of any other Bishop Street Fund on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone at 1-800-262-9565. IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, see "Excessive Trading" below.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

      - Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      - The Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in an asset allocation program.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries, including bank nominee accounts. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

THE FUND IS REQUIRED BY LAW TO REJECT YOUR NEW ACCOUNT APPLICATION IF THE REQUIRED IDENTIFYING INFORMATION IS NOT PROVIDED.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund's net asset value per share next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares its net investment income, if any, and makes any distributions on a quarterly basis.

The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of the Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

           ADDITIONAL INFORMATION REGARDING LOTSOFF CAPITAL MANAGEMENT

This appendix provides additional information regarding Lotsoff Capital Management's investment process and historical performance. The information was prepared and provided by Lotsoff. The performance information included in this appendix gives the historical performance of a composite of actual, fee-paying, equity accounts with assets over $1 million that have investment objectives, policies, strategies, and risks substantially similar to those of the Large Cap Core Equity Fund (Fund). The data illustrates the past performance of Lotsoff in managing substantially similar accounts. The data does not represent the performance of the Fund. The performance is historical and does not represent the future performance of the Fund or of Lotsoff.

The manner in which the performance was calculated for the composite may differ from that of a registered mutual fund such as the Fund. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund. In addition, the equity accounts included in the composite may not be subject to the same type of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the equity accounts in the composite were subject to the federal securities and tax laws.

The investment results for Lotsoff's composite presented in this appendix are not intended to predict or suggest the future returns of the Fund. The Fund does not yet have its own performance record and the performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

INVESTMENT PROCESS

We select companies based on fundamentals that position them to create shareholder wealth. These companies have shown consistently improving operations and returns greater than the cost of capital.

1    QUANTITATIVE SCREENING

We use a proprietary, multi-factor model to score all stocks in the universe. 30 factors are organized into four main groups.

KEY FACTOR GROUPS

VALUATION

ECONOMIC EFFICIENCY

GROWTH CONSISTENCY

FINANCIALS

SCORE

2    FUNDAMENTAL EVALUATION

Fundamental evaluation is then conducted on the highest scoring stocks. On a sector by sector basis each company's attractiveness is ranked relative to its peers.

AREAS OF EVALUATION

-    Industry

-    Experience with company

-    Discussions with management

-    External Research

-    Economy

-    Verify model output

-    Equity Team Research

-    Insider Trading

3    PORTFOLIO CONSTRUCTION

Portfolios are then systematically constructed using the most attractive stocks by sector.

Portfolio construction focuses on risk control.

-    Sector Neutral

-    Diversified Portfolio

-    Target Tracking Error



LOTSOFF CAPITAL MANAGEMENT                                                PAGE 1

DESCRIPTION OF THE INVESTMENT PROCESS

Our investment process values a company's fundamentals using the same factors that the stock market and many of the world's great investors use to identify companies which have managements that understand how to create wealth for their investors. Those factors leave a common "footprint" among successful companies.

Behind our success over many years in selecting stocks is our ability to identify companies where management has demonstrated it has the skills needed to create wealth for its shareholders. Once identified we will invest in those companies which have a value greater than has been yet recognized by the market and has the kind of profile that will give that value an excellent likelihood of being recognized.

Our investment process values each company based on its expected real cash flow and its current and future expected internal rate of return. Cash tells the truth. This type of analysis is superior to traditional accounting methods of valuation which can distort real value. We first convert earnings and earning forecasts to a "cash flow" basis by making adjustments such as adding depreciation, interest and other expenses. We then adjust the balance sheet to strip out the impact of inflation so we have a good value for the company's assets and that all companies can be measured on the same basis. This information enables us to determine each company's current and future expected internal rate of return.

Once a value is determined for each company, the analysis of a company' profile identifies the stock in a positive way when there is (1) good fundamental value relative to the market, (2) there is growth and good growth consistency in cash flows, (3) operations are efficient and operational efficiency shows continual improvement (4) financing and financial strength is such that management has flexibility in managing its business and liquidity is not a problem. (5) Management grows the business through selective and wise product innovation or acquisition while maintaining an internal rate of return higher than its cost of capital. (6) The company responds well to competition. The specific factors and measurements used in assessing a company's profile were developed through years of research. Among different industry groups we weight some factors as being more important than others.

A "footprint" that all great companies demonstrate is that they have consistently earned returns above their cost of capital. Our analysis takes into account the ability of company management to use capital wisely for growth, acquisitions, and new product development. They run the business in a way that maintains and improves its operating margins and shows an ability to respond to competitive pressure while keeping its internal rate of return above its cost of capital.

The markets and many great investors, if you listen to Warren Buffet for example, are always trying to determine if management understands these critical issues discussed above: how to increase cash flow and internal rate of return over time. The reason is straightforward. The current stock price of any company is the market's best judgment of how much cash (real economic return) that a company can generate over the years for their investors and how the company manages its business and risk in achieving that return. What we have done through more than twenty years of research is to identify managements who understand how to do this. We analyze companies to determine the prospects for their success in a way that is really very intuitive. Great company managements use similar methods and business practices to increase cash flow to pay out to their investors in either dividends or to reinvest in a growing business.

Once the analysis is complete we create a list that identifies those companies we want to buy (or sell) which have met the benchmarks described above which are necessary for the creation of wealth for shareholders. At the same time a company's management that is not meeting that criteria and which is destroying wealth is on our sell or avoid list. As a final step we bring in added fundamental research from several analyst groups in which we have developed confidence over many years. We use this fundamental research in conjunction with our process to make final decisions.

Finally, we weight stocks based on relative attractiveness and our portfolio is constructed to properly diversify and weight market sectors. With highly experienced managers and traders we are skilled in seeking and finding the best trade execution.



LOTSOFF CAPITAL MANAGEMENT                                                PAGE 2

LARGE CAP ANNUALIZED PERFORMANCE: as of December 31, 2005

                           LARGE CAP   S&P 500
                           ---------   -------
ONE YEAR                      8.31%      4.91%
THREE YEAR                   17.80%     14.39%
FIVE YEAR                     3.54%      0.54%
TEN YEAR                     11.36%      9.07%
SINCE INCEPTION - (1/92)     12.83%     10.27%
                                                 06-0011C

                               (PERFORMANCE GRAPH)

Please read all attached disclosures for the products shown on this page before making an investment decision. The distribution of these returns without accompanying disclosures is against compliance procedures employed by Lotsoff Capital Management. If you wish to receive further information, please contact LCM. Past results are not necessarily indicative of future results. Returns are presented before fees.



LOTSOFF CAPITAL MANAGEMENT                                                PAGE 3

LARGE CAP PERFORMANCE: as of December 31, 2005

                         S&P 500
             LARGE CAP    INDEX
             ---------   -------
1992    Q1     -2.14      -2.48
        Q2      4.30       1.86
        Q3      4.11       3.13
        Q4      1.61       5.07
                7.97%      7.64%

1993    Q1      7.65       4.40
        Q2      2.04       0.44
        Q3      4.00       2.57
        Q4      0.88       2.34
               15.25%     10.08%

1994    Q1     -3.96      -3.76
        Q2      0.08       0.38
        Q3      5.39       4.88
        Q4      2.38      -0.03
                3.71%      1.29%

1995    Q1     11.50       9.79
        Q2      9.06       9.50
        Q3      7.05       7.95
        Q4     10.02       6.01
               43.23%     37.58%

1996    Q1      6.13       5.39
        Q2      4.65       4.46
        Q3      2.81       3.06
        Q4      9.74       8.33
               25.31%     22.93%

1997    Q1      4.13       2.72
        Q2     14.26      17.45
        Q3      7.39       7.46
        Q4      4.70       2.86
               33.77%     33.34%

1998    Q1     15.03      13.95
        Q2      3.95       3.30
        Q3    -13.75      -9.95
        Q4     20.39      21.30
               24.15%     28.58%

1999    Q1      6.47       4.98
        Q2      8.70       7.05
        Q3     -5.34      -6.25
        Q4     12.93      14.88
               23.71%     21.04%

2000    Q1      1.74       2.30
        Q2     -2.18      -2.66
        Q3     -0.45      -0.97
        Q4     -3.34      -7.82
               -4.23%     -9.10%

2001    Q1    -10.64     -11.86
        Q2      6.76       5.85
        Q3    -14.42     -14.68
        Q4     12.43      10.69
               -8.21%    -11.88%

2002    Q1      0.43       0.28
        Q2    -14.02     -13.40
        Q3    -15.26     -17.28
        Q4      8.37       8.44
              -20.70%    -22.10%

2003    Q1     -3.26      -3.15
        Q2     17.44      15.39
        Q3      3.67       2.65
        Q4     13.50      12.18
               33.68%     28.68%

2004    Q1      2.70       1.69
        Q2      0.99       1.72
        Q3     -0.21      -1.87
        Q4      9.10       9.23
               12.91%     10.88%

2005    Q1     -1.30      -2.15
        Q2      1.89       1.37
        Q3      5.72       3.61
        Q4      1.87       2.09
                8.31%      4.91%
                                   06-0011C

SINCE INCEPTION (1/92)
ANNUALIZED RETURN       12.83%   10.27%
TRACKING ERROR                    3.14%
INFORMATION RATIO                 0.81

TRAILING RETURNS
1 YEAR RETURN            8.31%    4.91%
3 YEAR RETURN           17.80%   14.39%
5 YEAR RETURN            3.54%    0.54%
10 YEAR RETURN          11.36%    9.07%

Please read all attached disclosures for the products shown on this page before making an investment decision. The distribution of these returns without accompanying disclosuresis against compliance procedures employed by Lotsoff Capital Management. If you wish to receive further information, please contact LCM. Past results are not necessarily indicative of future results. Returns are presented before fees.



LOTSOFF CAPITAL MANAGEMENT                                               PAGE 4

LARGE CAP PERFORMANCE DISCLOSURES

COMPOSITE SUMMARY                  1998       1999       2000       2001       2002       2003       2004       2005
-----------------                --------   --------   --------   --------   --------   --------   --------   --------
Gross Return                         24.2%      23.7%      -4.2%      -8.2%     -20.7%      33.7%      12.9%       8.3%
Net Return                           23.5%      23.0%      -4.9%      -8.9%     -21.4%      33.0%      12.2%       7.6%
Benchmark Return                     28.6%      21.0%      -9.1%     -11.9%     -22.1%      28.7%      10.9%       4.9%
Number of Portfolios                    1          1          2          2          3          5          8         22
Composite Assets(USD millions)   $   24.2   $    0.6   $   11.1   $   15.8   $   14.0   $   26.6   $  135.3   $  431.6
Percentage of Firm Assets               1%         0%         0%         1%         1%         1%         3%       7.8%
Strategy Assets(USD millions)    $   32.4   $    8.8   $   27.6   $   34.3   $   47.7   $   92.6   $  316.3   $  826.1
Firm Assets (USD millions)       $2,937.8   $2,896.0   $2,240.0   $2,253.6   $2,365.2   $3,212.4   $4,171.9   $5,502.4

COMPOSITE DISPERSION     1998   1999   2000   2001   2002   2003   2004   2005
--------------------     ----   ----   ----   ----   ----   ----   ----   ----
Asset Weighted, Q1        N/A    N/A    N/A   1.1%   0.2%   0.2%   0.1%   0.0%
Asset Weighted, Q2        N/A    N/A    N/A   0.2%   0.1%   0.1%   0.1%   0.0%
Asset Weighted, Q3        N/A    N/A    N/A   0.5%   0.3%   0.7%   0.0%   0.0%
Asset Weighted, Q4        N/A    N/A    N/A   0.2%   0.1%   0.0%   0.0%   N/A
Asset Weighted, Annual    N/A    N/A    N/A   N/A    N/A    1.2%   0.1%   N/A

Equal Weighted, Q1        N/A    N/A    N/A   0.9%   0.2%   0.1%   0.0%   0.0%
Equal Weighted, Q2        N/A    N/A    N/A   0.2%   0.1%   0.1%   0.1%   0.0%
Equal Weighted, Q3        N/A    N/A    N/A   0.4%   0.2%   0.6%   0.0%   0.0%
Equal Weighted, Q4        N/A    N/A    N/A   0.1%   0.1%   0.0%   0.0%   N/A
Equal Weighted, Annual    N/A    N/A    N/A   N/A    N/A    1.0%   0.0%   N/A

LOTSOFF CAPITAL MANAGEMENT CLAIMS COMPLIANCE WITH THE GLOBAL INVESTMENT PERFORMANCE STANDARDS(GIPS(R)). LOTSOFF CAPITAL MANAGEMENT HAS BEEN VERIFIED FOR THE PERIODS FROM JANUARY 1, 1998 TO SEPTEMBER 30, 2005 BY ALTSCHULER, MELVOIN AND GLASSER LLP. A COPY OF THE VERIFICATION REPORT IS AVAILABLE UPON REQUEST.

LCM is a general partnership and is independently owned. The firm was established in 1981 and manages equity, fixed income, and alternative assets for our primarily institutional clients. Returns are calculated in U.S. Dollars and reflect the reinvestment of dividends and other earnings. Unless otherwise stated returns are presented before management fees. Past performance in not necessarily indicative of future results. To receive a complete list and description of Lotsoff Capital Management's composites and/or relevant presentation that adheres to GIPS, contact Lyda Iturralde at letters@lotsoff.com. Additional information regarding policies for calculating and reporting returns is also available upon request.

In addition to the information presented herein, we would like to make the following disclosures: (1) Large Cap is an actively managed equity strategy that applies a bottom-up, sector neutral, fully invested approach. (2) The benchmark is the S&P 500 Index. (3) The composite inception date is December 1, 1997. Donald W. Reid and Joseph N. Pappo developed the strategy at Weiss, Peck & Greer in 1992 (1/1/92-10/31/96). In 1996 they formed Pappo Reid
Investments(11/1/96-12/31/97). LCM acquired Pappo Reid Investments on 1/1/98.
(4) LCM uses asset- and time-weighted total returns determined by geometric linking of monthly or daily returns. Valuations and returns are computed and stated in U.S. Dollars. (5) Returns from all cash reserves and equivalents are included in performance calculations. (6) Trade-date cash flow weighting and accrual accounting are used. (7) There is no minimum asset size below which portfolios are excluded from the composite. (8) Strategy assets include portfolios that have been excluded from the composite because of slight differences in the client's investment guidelines. (9) No selective periods of performance have been utilized. Results have been continuous from the inception date to the present or to the cessation of the client relationship. (10) No alterations of composites have occurred because of changes in personnel or other reasons at any time. (11) The dispersion is measured by the standard deviation across portfolio returns represented within the composite for the full period.
(12) Gross returns are presented before management fees. Net returns are presented after exemplary management fees for a $5 mm portfolio. A client's actual return will be reduced by management fees. Fees are calculated separately for each portfolio, and therefore, performance may differ from one portfolio to another. The fee schedule is: 0.70% on the first $5 million; 0.65% on the next $10 million; 0.60% on the next $10 million; 0.55% on the next $10 million; 0.50% on the next $15 million; 0.40% on all additional assets. (13) Past performance is no guarantee of future results.


LOTSOFF CAPITAL MANAGEMENT                                                PAGE 5

                               BISHOP STREET FUNDS

INVESTMENT ADVISER

Bishop Street Capital Management
999 Bishop Street, 10th Floor
Honolulu, Hawaii 96813

SUB-ADVISER

Lotsoff Capital Management
20 N. Clark Street
34th Floor
Chicago, Illinois 60602-4109

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

                                     [LOGO]

                              [BISHOP STREET FUNDS]
                        [YOUR AVENUE TO SOUND INVESTMENT]

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated [May 1], 2006 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Fund's website: www.bishopstreetfunds.com.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list Bishop Street Funds' holdings and contain information from the portfolio managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about Bishop Street Funds. Investors can receive free copies of the annual reports and semi-annual reports on the Fund's website: www.bishopstreetfunds.com.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE:  Call 1-800-262-9565

BY MAIL:  Write to the Fund
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the annual and semi-annual reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds' Investment Company Act registration number is 811-08572.

VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM.

                                       17